EXHIBIT 10.12

                          SECURITIES PURCHASE AGREEMENT

     THIS SECURITIES PURCHASE AGREEMENT (this "Agreement") is made as of December 21, 2007, by and between GLOBAL RESOURCE CORPORATION, a Nevada corporation (the "Company") with an office at Bloomfield Business Park, 408 Bloomfield Dr. Unit 3, West Berlin, New Jersey 08091, and PROFESSIONAL OFFSHORE OPPORTUNITY FUND, LTD. (the "Purchaser").

                                    RECITALS

     WHEREAS, the Company has authorized the sale and issuance of common stock, warrants and common stock issuable upon exercise of the warrants (collectively, the "Securities") as provided herein;

     WHEREAS, at the Closing (as defined herein), the Company desires to sell, and the Purchaser desires to purchase, severally and not jointly, the Securities upon the terms and conditions stated in this Agreement; and

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1

                      AUTHORIZATION AND SALE OF SECURITIES

     1.1 AUTHORIZATION. The Company has authorized the sale and issuance of up to 1,250,000 shares of its common stock, par value $.001 per share (the "Common Stock"), representing as of the Closing Date 1.091% of the total issued and outstanding share capital of the Company on a fully diluted basis, and warrants (the "Warrants") to purchase up to 625,000 shares of its Common Stock.

     1.2 SALE OF SECURITIES. At the Closing, subject to the terms and conditions of this Agreement, the Company agrees to issue and sell to the Purchaser and the Purchaser agrees to purchase from the Company Securities consisting of the instruments identified in (a) and (b) below, and to execute and deliver the other documents identified in (c) and (d) below:

          (A) Stock certificates for the number of shares of Common Stock set forth opposite the Purchaser's name on Exhibit A under the heading "Common Stock," together with a no-stop letter (the "No-Stop Agreement") in form satisfactory to the Purchaser, addressed to the Company's transfer agent. Such shares are referred to herein as the "Shares.";

          (B) Warrants to purchase the number of shares of Common Stock set forth opposite the Purchaser's name on EXHIBIT A under the heading "Common Shares Underlying Warrants". The shares of Common Stock issuable upon exercise of the Warrants are referred to herein as the "WARRANT SHARES." The number of Warrant Shares shall be 625,000;

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          (C) An Escrow Agreement (the "Escrow Agreement") in respect of the
Adjustment Shares (defined in Section 2.3 below); and

          (D) A Registration Rights Agreement (the "Registration Rights Agreement") between the Company and the Purchaser.

          (E) A Lock-up Agreement (the "Lock-Up Agreement") between the Company and MJACC in connection with 1,000 shares of Preferred Stock of the Company owned by MJACC. This Agreement, the Lock-Up Agreement, the Escrow Agreement, the Registration Rights Agreement, the No-Stop Agreement and the Opinion are sometimes collectively referred to herein as the "Transaction Documents."

                                    ARTICLE 2

                             CLOSING DATE; DELIVERY

     2.1 CLOSING DATE. The closing of the purchase and sale of the Securities hereunder (the "CLOSING") shall be held at the offices of Sullivan & Worcester LLP, 1290 Avenue of the Americas, New York, New York 10104, at 10:00 a.m. New York time on the date hereof or at such other time and place upon which the Company and the Purchaser shall agree.

     2.2 DELIVERY. At the Closing, the Company will deliver to the Purchaser a duly executed stock certificate for the Shares set forth opposite the Purchaser's name on Exhibit A, a Warrant representing the right to purchase the number of Warrant Shares which the Purchaser is entitled to purchase and a signed counterpart of each of the other Transaction Documents. In consideration for such delivery the Purchaser shall deliver to the Escrow Agent (the "Escrow Agent") the purchase price therefor (the "Purchase Price") by wire transfer of immediately available funds, and the Escrow Agent will hold it in escrow and release it in accordance with the terms of Section 2.3 hereof and the Escrow Agreement. The Company shall also deliver to the Purchaser (a) the legal opinion of Sol V. Slotnik, P.C., counsel to the Company, in form and substance satisfactory to the Purchaser, including, without limitation, as to the Purchaser's ability to rely on Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), and (b) a certificate from a duly authorized officer of the Company certifying that the representations made by the Company in Article 3 are true and correct as of the Closing.

     2.3 PURCHASE PRICE. In consideration for the Shares sold and issued by the Company to the Purchaser in accordance with the terms and conditions of this Agreement, the Purchaser will pay to the Company One Million Two Hundred Fifty Thousand Dollars, which will be paid as follows: (i) One Million Dollars which will be released by the Escrow Agent upon the delivery of all duly executed Transaction Documents, including the Opinion and the No-Stop Agreement and the filing by the Company of a Current Report on Form 8-K, as evidenced on the SEC's website (www.sec.gov); and (ii) Two Hundred Fifty Thousand Dollars ($250,000) (the "Escrow Amount") which will be held by the Escrow Agent for a period of up to fifteen (15) days after the Trigger Date, and released, at Purchaser's sole discretion and instructions to Escrow Agent, as follows: (x) to the Company, in which case the Purchaser will retain all of the Adjustment Shares, or (y) to Purchaser, in which case Purchaser shall relinquish Two Hundred Fifty Thousand Adjustment Shares back to the Company.


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

     2.4 ADJUSTMENT SHARES. At the Closing, the Company shall deliver to the Escrow Agent two stock certificates, each in the name of the Purchaser, one of which shall be for an aggregate of Four Hundred Thousand (400,000) shares of Common Stock, and the second of which shall be for an aggregate of Two Hundred Fifty Thousand (250,000) shares of Common Stock (collectively, the "Adjustment Shares"). The Adjustment Shares shall be released to the Purchaser under the circumstances described in Section 5.3 of this Agreement and in accordance with the terms and conditions of the Escrow Agreement.

                                    ARTICLE 3

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to the Purchaser, as of the date hereof, as follows:

     3.1 ORGANIZATION AND STANDING. The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Nevada and is in good standing under the laws of said state, with requisite corporate power and authority to own its properties and assets and to carry on its business as currently conducted. The Company is not in violation of any of the provisions of its Articles of Incorporation (the "Articles") or Bylaws.

     3.2 CORPORATE POWER; AUTHORIZATION. The Company has all requisite legal and corporate power and has taken all requisite corporate action to execute and deliver this Agreement and the other Transaction Documents, to sell and issue the Securities, to issue the Warrant Shares upon exercise of the Warrants in accordance with the terms of such Warrants, and to carry out and perform all of its obligations under this Agreement and the Warrants. This Agreement, the Warrants, the Escrow Agreement and the Registration Rights Agreement constitute, legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally and (b) as limited by equitable principles generally. The execution and delivery of the Transaction Documents do not, and the performance of the Transaction Documents and the compliance with the provisions hereof and thereof, including the issuance, sale and delivery of the Securities by the Company will not, conflict with, or result in a breach or violation of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any lien pursuant to the terms of, the Articles or Bylaws of the Company, each as amended to date, or any statute, law, rule or regulation or any state or federal order, judgment or decree or any indenture, mortgage, lease or other agreement or instrument to which the Company or any of its properties is subject, except for any conflict, breach, violation, default or imposition of a lien (other than pursuant to the terms of the Articles or Bylaws) that would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the assets, liabilities, financial condition, business or operations of the Company.

     3.3 ISSUANCE AND DELIVERY OF THE SECURITIES. The Securities, including, without limitation, the Adjustment Shares, are duly authorized and, when issued at the Closing, will be validly issued, fully paid and nonassessable and the Warrant Shares are duly authorized and, upon exercise of the Warrants in accordance with the terms thereof, will be validly issued, fully paid and nonassessable and shall have been issued in compliance with all applicable federal and state securities laws, including, without limitation, the Securities Act. The issuance and delivery of the Securities are not subject to any right of


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first refusal, preemptive right, right of participation, or any similar right existing in favor of any person or any liens or encumbrances. When issued in compliance with the provisions of this Agreement and the Articles, the issuance of the Securities hereunder does not require the approval of the Company's stockholders under the provisions of the Articles or Nevada law, or, any stock exchange or self-regulatory organization.

     3.4 SEC DOCUMENTS; FINANCIAL STATEMENTS. Each report delivered to the Purchaser is a true and complete copy of such document as filed by the Company with the Securities and Exchange Commission (the "SEC"). The Company has filed in a timely manner all documents that the Company was required to file with the SEC, such documents, together with the exhibits thereto (the "SEC DOCUMENTS"), under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") during the twelve calendar months preceding the date hereof. As of their respective filing dates, all SEC Documents complied in all material respects with the requirements of the Exchange Act. None of the SEC Documents as of their respective dates contained any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents (the "FINANCIAL STATEMENTS") comply in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the consolidated financial position of the Company and its subsidiaries, if any, at the dates thereof and the consolidated results of their operations and consolidated cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, recurring adjustments or to the extent that such unaudited statements do not include footnotes). The Company has complied with all requirements under applicable securities laws to enable the Purchaser to use Rule 144 under the Securities Act for sales of the Common Stock, subject only to the applicable holding period therefor.

     3.5 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement except for compliance with the securities and blue sky laws in the states in which the Shares and Warrants are offered and/or sold, which offer and sale will be effected in compliance with such laws.

     3.6 CAPITALIZATION.

          (A) The authorized capital stock of the Company consists solely of 2,000,000,000 shares of Common Stock of which, as of the date hereof, immediately prior to the Closing, 30,726,363 shares were issued and are outstanding, and 50,000,000 shares of preferred stock, of which as of the date hereof One Thousand (1,000) shares designated MJACC Preferred Stock were issued and are outstanding in the name of M.J. Advanced Corporate Communication, Inc. and 35,236,188 shares designated 2006 Series of Convertible Preferred Stock were issued and are outstanding in the name of Frank G. Pringle.

          (B) The One Million Two Hundred Fifty Thousand (1,250,000) shares of Common Stock to be issued to the Purchaser in accordance with the terms and


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

conditions of this Agreement, shall represent, immediately after the Closing 1.091% of the Company's total issued and outstanding share capital on a fully diluted basis.

          (C) Except (i) as disclosed to the Purchaser in Schedule 3.6 hereto or
(ii) as contemplated herein, there are no outstanding warrants, options, convertible or exchangeable securities or other rights, agreements or arrangements of any character under which the Company is or may be obligated to issue any equity securities of any kind.

     3.7 LITIGATION. There are no actions, suits, proceedings or investigations pending or, to the best of the Company's knowledge, threatened against the Company or any of its properties before or by any court or arbitrator or any governmental body, agency or official in which there is a reasonable likelihood (in the reasonable judgment of the Company) of an adverse decision that (a) could have a material adverse effect on the assets, liabilities, financial condition, business or operations of the Company, or (b) could impair the ability of the Company to perform in any material respect its obligations under this Agreement or the Warrants or any other Transaction Document.

     3.8 COMPANY NOT AN "INVESTMENT COMPANY". The Company has been advised by competent counsel of the rules and requirements under the Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY ACT"). The Company is not, and immediately after receipt of payment for the Securities will not be, an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act and shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

     3.9 COMPLIANCE. The Company's Common Stock is registered pursuant to
Section 12(g) of the Exchange Act and is listed on the over-the-counter bulletin board (the "OTCBB"), and the Company has taken no action designed for the purpose of, or likely to have the effect of, terminating the registration of its Common Stock under the Exchange Act or de-listing the Common Stock from the OTCBB, nor has the Company received any notification that the SEC or the OTCBB is contemplating terminating such registration or listing. The Company is in material compliance with the listing and maintenance requirements for continued listing of the Common Stock on the OTCBB.

     3.10 USE OF PROCEEDS. The proceeds of the sale of the Securities shall be used by the Company for working capital.

     3.11 BROKERS AND FINDERS. Except as otherwise disclosed to the Purchaser in writing prior to the date hereof, no person or entity will have, as a result of or in connection with the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or the Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding, written or oral, entered into by or on behalf of the Company.

     3.12 INTELLECTUAL PROPERTY.

          (A) "INTELLECTUAL PROPERTY" shall mean patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes.


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

          (B) Except as disclosed in the SEC Documents and to the best knowledge of the Company, the Company owns or has the valid right to use all of the Intellectual Property that is necessary for the conduct of the Company's business as currently conducted or as currently proposed to be conducted free and clear of all material liens and encumbrances.

          (C) Except as disclosed to the Purchaser in writing or as disclosed in the SEC Documents and to the knowledge of the Company, (i) the conduct of the Company's business as currently conducted does not infringe or otherwise conflict with (collectively, "INFRINGE") any Intellectual Property rights of any third party or any confidentiality obligation owed by the Company to a third party and the Company has not received any written notice of any such Infringement, and (ii) the Intellectual Property and confidential information of the Company are not being Infringed by any third party.

     3.13 QUESTIONABLE PAYMENTS. Neither the Company nor, to the best knowledge of the Company, any of its current or former stockholders, directors, officers, employees, agents or other persons acting on behalf of the Company, has on behalf of the Company or in connection with its business: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets; (d) made any false or fictitious entries on the books and records of the Company; or (e) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

     3.14 TRANSACTIONS WITH AFFILIATES. Except as disclosed to the Purchaser in
Schedule 3.14 hereto and in the SEC Documents, none of the officers, directors or shareholders of the Company and, to the best knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or to a presently contemplated transaction (other than for services as employees, officers and directors) that would be required to be disclosed pursuant to Item 404 of Regulation S-B promulgated under the Securities Act of 1933.

     3.15 INSURANCE. The Company maintains and will continue to maintain insurance with financially sound and reputable insurers in such amounts and covering such risks and in such amounts as are reasonably adequate, prudent and consistent with industry practice for the conduct of its business and the value of its property, all of which insurance is in full force and effect. The Company has not received notice from, and has no knowledge of any threat by, any insurer that has issued any insurance policy to the Company that such insurer intends to deny coverage under or cancel, discontinue or not renew any insurance policy in force as of the date hereof.

     3.16 NO ADDITIONAL AGREEMENTS. The Company does not have any agreement or understanding with the Purchaser with respect to the transactions contemplated by this Agreement other than as specified in this Agreement.

     3.17 ABSENCE OF UNDISCLOSED LIABILITIES. The Company has no material liabilities of any nature (whether absolute, accrued, contingent or otherwise), except (i) as and to the extent reflected in the Financial Statements as of and for the period ended September 30, 2007, and (ii) for liabilities that have been incurred in the ordinary course of business consistent with past practice since September 30, 2007 and that would not, individually and in the aggregate, reasonably be expected to have a material adverse effect on the assets, financial condition, business or operations of the Company.


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

     3.18 GOVERNMENTAL AUTHORIZATIONS. The Company has all permits, licenses and other authorizations of governmental authorities that are required for the conduct of its business and operations as currently conducted or as currently proposed to be conducted, the lack of which could materially and adversely affect the assets, financial condition, business or operations of the Company, except as described in the SEC Documents. The Company is, and at all times has been, in compliance with the provisions of its material permits, licenses and other governmental authorizations.

     3.19 NO MATERIAL ADVERSE CHANGE. Except as otherwise disclosed herein or in the SEC Documents, since September 30, 2007, there have not been any changes in the assets, liabilities, financial condition or operations of the Company from that reflected in the Financial Statements except changes in the ordinary course of business which have not been, either individually or in the aggregate, materially adverse. The Company does not have pending before the SEC any request for confidential treatment of information.

     3.20 RESERVATION. The Company has duly reserved for issuance such number of shares of Common Stock as may be issuable from time to time upon exercise or conversion, as the case may be, of the Securities.

     3.21 INTERNAL ACCOUNTING CONTROLS. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Rules 13a-15 and 15d-15) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company is made known to the certifying officers by others within those entities, particularly during the period in which the Company's Form 10-K or 10-Q, as the case may be, is being prepared.

     3.22 TITLE TO ASSETS. The Company has good and marketable title in fee simple to all real property owned by it that is material to the business of the Company and good and marketable title in all tangible personal property owned by them that is material to the business of the Company in each case free and clear of all liens, except for liens that do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company is held by it under valid, subsisting and enforceable leases with which the Company is in material compliance.

     3.23 REGISTRATION RIGHTS. Except as disclosed to the Purchaser in writing including the disclosure in Section 2.1(d) of the Registration Rights Agreement, the Company has not granted or agreed to grant to any person any rights (including "piggy back" registration rights) to have any securities of the Company registered with the SEC or any other governmental authority.


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

     3.24 MATERIAL NON-PUBLIC INFORMATION. The Company confirms that it has not provided the Purchaser or their agents or counsel with any information that constitutes or might constitute material non-public information as of the Closing Date. The Company understands and confirms that the Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

                                    ARTICLE 4

           REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER

     The Purchaser hereby represents and warrants to the Company:

     4.1 AUTHORIZATION. (a) Purchaser has all requisite legal and corporate or other power and capacity and has taken all requisite corporate or other action to execute and deliver this Agreement, the Escrow Agreement and the Registration Rights Agreement, to purchase the Shares and the Warrants to be purchased by it and to carry out and perform all of its obligations under this Agreement and the other Transaction Documents, and (b) this Agreement and the other Transaction Documents to which a Purchaser is a party constitutes the legal, valid and binding obligation of such Purchaser, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) as limited by equitable principles generally.

     4.2 NO LEGAL, TAX OR INVESTMENT ADVICE. Purchaser understands that nothing in this Agreement or any other materials presented to Purchaser in connection with the purchase and sale of the Shares and the Warrants constitutes legal, tax or investment advice. Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares, the Adjustment Shares and the Warrants.

     4.3 INVESTMENT PURPOSE. The Purchaser is purchasing the Securities for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act.

     4.4 ACCREDITED INVESTOR STATUS. The Purchaser is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D (an "Accredited Investor").

     4.5 RELIANCE ON EXEMPTIONS. The Purchaser understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Shares and the Warrants.

     4.6 INFORMATION. The Purchaser and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Purchaser or its advisors. The Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the


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

Company. Neither such inquiries nor any other due diligence investigation conducted by Purchaser or any of its advisors or representatives shall modify, amend or affect Buyer's right to rely on the Company's representations and warranties contained in Section 2 above.

     4.7 GOVERNMENTAL REVIEW. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

     4.8 TRANSFER OR RESALE. The Purchaser understands that the sale or re-sale of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws, and the Securities may not be transferred unless

     (1) the Securities are sold pursuant to an effective registration statement under the 1933 Act,

     (2) the Purchaser shall have delivered to the Company an opinion of counsel, which opinion and counsel are acceptable to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration,

     (3) the Securities are sold or transferred to an "affiliate" (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) ("Rule 144")) of the Purchaser who agrees to sell or otherwise transfer the Securities only in accordance with this Section 2(f) and who is an Accredited Investor,

     (4) the Securities are sold pursuant to Rule 144;

     (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and

     (iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

     (iv) LEGENDS. The Purchaser understands that until such time as the Shares, the Warrants and the Warrant Shares have been registered under the 1933 Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Shares, the Warrants and the Warrant Shares will bear a restrictive legend in substantially the following form (and a stop-transfer order will be placed against transfer of the certificates for such Securities):

     "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, which opinion and counsel are acceptable to the Company, that registration is not required under said Act or unless sold pursuant to Rule 144 under said Act."


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

     The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) such Security is registered for sale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) such holder provides the Company with an opinion of counsel, which opinion and counsel are acceptable to the Company, to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act and such sale or transfer is effected. The Purchaser agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any.

                                    ARTICLE 5

             ADDITIONAL AGREEMENTS OF THE COMPANY AND THE PURCHASER

     5.1 SECURITIES LAWS DISCLOSURE; PUBLICITY. The Company shall, by 1:30 p.m. Eastern time on the business day following the Closing Date of this Agreement, issue a press release and file a Current Report on Form 8-K, in each case reasonably acceptable to the Purchaser, disclosing the transactions contemplated hereby. The Company agrees and acknowledges that the filing of the Current Report on Form 8-K as evidenced on the SEC website, is a condition precedent to the release of the Purchase Price as described in Section 2.2 herein. The Company and the Purchaser shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby, and none of the Company, the Purchaser shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of the Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with notice of such public statement or communication and consult with each other with respect thereto prior to such public disclosure. Notwithstanding the foregoing, other than as set forth above, the Company shall not publicly disclose the name of the Purchaser, or include the name of the Purchaser in any filing with the SEC or any regulatory agency or stock exchange, except to the extent such disclosure is required by law or stock exchange regulation, in which case the Company shall provide the Purchaser with prior notice of such disclosure.

     5.2 LISTING OF COMMON STOCK. The Company hereby agrees to use commercially reasonably efforts to maintain the listing on the OTCBB of the Common Stock sold hereunder or issuable upon exercise of the Warrants. The Company further agrees, if the Company applies to have its Common Stock traded on any other stock exchange or quotation system, it will include in such application the Common Stock issuable upon exercise of the Warrants, and will take such other action as is necessary or desirable in the opinion of the Purchaser to cause the Common Stock issuable upon exercise of the Warrants to be listed on such other stock exchange or quotation system as promptly as possible.

     5.3 RELEASE OF ADJUSTMENT SHARES. In the event (i) the registration statement required under the Registration Right Agreement is not effective under the Securities Act by no later than June 30, 2008 (the "Trigger Date") or (ii) the closing stock price of the Company's Common Stock for any day prior to the Trigger Date is less than $1.00 per share, then in each such instance the Company hereby authorizes the Purchaser to direct the Escrow Agent immediately to release the Adjustment Shares to the Purchaser and the Company shall join in such direction, provided that the Escrow Agent may act solely on the direction of the Purchaser.

     5.4 RELEASE OF ESCROW AMOUNT. After release of the Adjustment Shares to the Purchaser in accordance with Section 5.3 above, the Purchaser in its sole discretion, shall have the option to: (i) instruct the Escrow Agent to release the Escrow Amount to the Company, in which case the Purchaser will retain all of the Adjustment Shares, or (ii) have the Escrow Amount returned to Purchaser, at which case Purchaser shall relinquish Two Hundred Fifty Thousand Adjustment Shares back to the Company. In each such instance the Company hereby authorizes the Purchaser to direct the Escrow Agent immediately to release the Escrow Amount as directed by the Purchaser and the Company shall join in such direction, provided that the Escrow Agent may act solely on the direction of the Purchaser

     5.5 RULE 144 REPORTING. With a view to making available to the Purchaser the benefits of certain rules under applicable securities laws and without limiting the obligations of the Company under the Registration Rights Agreement, the Company agrees to:

          (i) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times;

          (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (iii) furnish to the Purchaser so long as the Purchaser owns any Shares, promptly upon the request of the Purchaser, a written statement by the Company that it has complied with the reporting requirements of said Rule 144 and of the Securities Act and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company and such other publicly disseminated reports and documents as the Purchaser may reasonably request.

     5.5 COVENANT OF PURCHASER. Purchaser shall not engage in any unlawful trading activity in connection with the Company securities.

                                    ARTICLE 6

                                  MISCELLANEOUS

     6.1 WAIVERS AND AMENDMENTS. The terms of this Agreement may be waived or amended only upon the written consent of the Company and the Purchaser.

     6.2 GOVERNING LAW; JURISDICTION. This Agreement, and any claims arising out of relating to this Agreement or any of the Transaction Documents, whether in contract or tort, statutory or common law, shall be governed exclusively by, and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. No other state's law shall apply to any claim relating to or arising from this Agreement or any transaction relating to this Agreement or any of the Transaction Documents. THE COMPANY AND THE PURCHASER CONSENT THAT ANY LEGAL ACTION OR PROCEEDING AGAINST EITHER OF THEM UNDER, ARISING OUT OF OR IN ANY MANNER RELATING TO THIS AGREEMENT, OR ANY OTHER INSTRUMENT OR DOCUMENT EXECUTED AND DELIVERED IN CONNECTION HEREWITH SHALL BE

BROUGHT EXCLUSIVELY IN ANY COURT OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE, IN THE COUNTY OF NEW YORK. THE COMPANY AND THE PURCHASER, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EXPRESSLY AND IRREVOCABLY CONSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDINGS. THE COMPANY AND THE PURCHASER AGREE THAT PERSONAL JURISDICTION OVER EITHER OF THEM MAY BE OBTAINED BY THE DELIVERY OF A SUMMONS (POSTAGE PREPAID) IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.6 OF THIS AGREEMENT. ASSUMING DELIVERY OF THE SUMMONS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.6 OF THIS AGREEMENT, THE COMPANY AND THE PURCHASER HEREBY EXPRESSLY AND IRREVOCABLY WAIVE ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS OR ANY SIMILAR BASIS.

     6.3 SURVIVAL. The representations, warranties, covenants and agreements made in this Agreement shall survive any investigation made by the Company or the Purchaser and the Closing.

     6.4 SUCCESSORS AND ASSIGNS. The Purchaser shall not assign this Agreement, or the rights and obligations of the arties hereunder without the prior written consent of the Company.

     6.5 ENTIRE AGREEMENT. This Agreement and the other Transaction Documents constitute the full and entire understanding and agreement between the parties with regard to the subjects thereof.

     6.6 NOTICES, ETC. All notices and other communications required or permitted under this Agreement shall be in writing and may be delivered in person, by telecopy, overnight delivery service or registered or certified United States mail, addressed to the Company or the Purchaser, as the case may be, at their respective addresses set forth at the beginning of this Agreement or on EXHIBIT A, or at such other address as the Company, on the one hand, or the Purchaser, on the other hand, shall have furnished to the other party in writing. All notices and other communications shall be effective upon the earlier of actual receipt thereof by the person to whom notice is directed or
(a) in the case of notices and communications sent by personal delivery or telecopy, one business day after such notice or communication arrives at the applicable address or was successfully sent to the applicable telecopy number,
(b) in the case of notices and communications sent by overnight delivery service, at noon (local time) on the second business day following the day such notice or communication was sent, and (c) in the case of notices and communications sent by United States mail, seven days after such notice or communication shall have been deposited in the United States mail.

     6.7 SEVERABILITY OF THIS AGREEMENT. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     6.8 COUNTERPARTS; SIGNATURES BY FACSIMILE. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

     6.9 FURTHER ASSURANCES. Each party to this Agreement shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as the other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     6.10 EXPENSES. Each party shall bear its own expenses, except that the Company agrees to pay Professional Offshore Opportunity Fund, Ltd. for their expenses, including, without limitation, counsel fees with respect to this Agreement and the transactions contemplated in the aggregate amount of $20,000 and due diligence fee, payable to Professional Traders Management LLC, of $10,000. Expenses under this provision shall be paid at Closing. In addition, the Purchaser shall be entitled to recover their reasonable attorneys' fees, costs and expenses in connection with any action taken to enforce the terms of the Transaction Documents or to collect any amounts due.

     6.11 REPLACEMENT OF SECURITIES. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefore, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

     IN WITNESS WHEREOF, this Agreement is hereby executed as of the date first above written.


                                     GLOBAL RESOURCE CORPORATION


                                     By:________________________________
                                        Name:
                                        Title:


                                     PROFESSIONAL OFFSHORE
                                     OPPORTUNITY FUND, LTD.


                                     By:________________________________
                                        Name:
                                        Title:

                                                                       EXHIBIT A

                              SCHEDULE OF PURCHASER


                                           COMMON
                                           SHARES
                              COMMON      UNDERLYING    ADJUSTMENT    PURCHASE
PURCHASER                     SHARES       WARRANT        SHARES       PRICE
-------------------------------------------------------------------------------
                            1,250,000      625,000        650,000    $1,000,000
                                                                          +
Professional Offshore                                                 $250,000
Opportunity Fund, Ltd.                                                (Escrow-
1400 Old Country Road                                                  Amount)
Suite 206
Westbury, New York 11590


              Total                                                  $1,250,000